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                                                                    EXHIBIT 10.2

                            AMENDMENT NUMBER THREE TO
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of August 28, 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, and IMAGE ENTERTAINMENT, INC., a California corporation ("Borrower"), with its chief executive office located at 9333 Oso Avenue, Chatsworth, California 91311, with reference to the following facts:

     WHEREAS, Borrower has requested that Foothill amend that certain Loan and Security Agreement dated as of December 28, 1998, between Foothill and Borrower (the "Agreement") as set forth herein; and

     WHEREAS, Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

     SECTION 1. DEFINED TERMS.

          Capitalized terms used herein and otherwise defined herein shall have the meanings ascribed in them in the Agreement.

     SECTION 2. AMENDMENTS TO THE AGREEMENT.

          (a) Section 3.3 of the Agreement is hereby amended and restated in its
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entirety as follows:

          3.3 Term; Automatic Renewal. This Agreement shall become effective on the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the date (the "Renewal Date") that is 3 years from the Closing Date and automatically shall be renewed for successive 1 year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any 1 year anniversary of the Renewal Date by giving the other party at least 60 days prior written notice by registered or certified mail, return receipt requested. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

     SECTION 3. REPRESENTATIONS AND WARRANTIES.

          Borrower hereby represents and warrants to Foothill that (a) the execution, delivery and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

     SECTION 4. CONDITIONS PRECEDENT TO AMENDMENT.

          The satisfaction of each of the following, on or before August 28, 2001, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

          (a) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier

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date);

          (b) Other than Borrower's failure to maintain minimum availability under the Agreement in excess of $3,000,000, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from from the consummation of the transactions contemplated herein;

          (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and,

          (d) All other documents, agreements, instruments, and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          (e) The due execution and delivery of this Amendment by the each party hereto.

     SECTION 5. FURTHER ASSURANCES.

          Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

     SECTION 6. MISCELLANEOUS.

          (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

          (d) This Amendment can only be amended by a writing signed by both Foothill and Borrower.

          (e) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an originally executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          (f) This Amendment reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

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          IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed as of the date first written above.

                                    IMAGE ENTERTAINMENT, INC.,
                                    a California corporation

                                    By:    /S/ JEFF M. FRAMER
                                    Title: Chief Financial Officer

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation

                                    By:    TRENT SMART
                                    Title: Vice President


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          IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed as of the date first written above.

                                    IMAGE ENTERTAINMENT, INC.,
                                    a California corporation

                                    By:    /s/ JEFF M. FRAMER
                                    Title: Chief Financial Officer

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation

                                    By:    /S/ TRENT SMART
                                    Title: Vice President